                                                                   EXHIBIT 10.58

                        COMMON STOCK PURCHASE AGREEMENT

     This Common Stock Purchase Agreement (this "Agreement") is made as of
                                                 ---------
September 29, 1998 and between Vertel Corporation, a California corporation (the "Company") and Pequot Private Equity Fund, L.P. and Pequot Offshore Private
 -------
Equity Fund, Inc. (together "Pequot") and Sierra Ventures V, L.P. ("Sierra," and
                             ------                                 ------
together with Pequot, the "Purchaser(s)").
                           ------------

                                   RECITALS
                                   --------

     This Agreement provides for the purchase and sale of an aggregate of 2,000,000 shares of the Company's Common Stock (the "Shares").
                                                     ------

                                   AGREEMENT
                                   ---------

     The Company and the Purchasers agree (severally and not jointly) as follows:

     1.   AUTHORIZATION AND SALE OF THE SHARES. The Company has, or before the
          ------------------------------------
Closing (as defined below) will have, authorized the sale of the Shares to the Purchasers. Subject to the terms and conditions of this Agreement, at the Closing, (a) the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company the number of Shares specified with respect to such Purchaser on Exhibit A hereto at a purchase price of $1.50 per
                             ---------
Share.

     2.   CLOSING OF PURCHASE AND SALE. The closing of the purchase and sale of
          ----------------------------
the Shares (the "Closing") shall take place at 10:00 a.m. at the offices of
                 -------
Venture Law Group, A Professional Corporation, 2800 Sand Hill Road, Menlo Park, California 94025 on September 29, 1998, or at such time and place as the Company and the Purchasers' counsel may agree (such time and date being referred to in this Agreement as the "Closing Date"). At the Closing, the Company will deliver
                       ------------
to each Purchaser a letter executed by the Company instructing the Company's transfer agent to deliver a certificate representing the Shares to each Purchaser immediately after the Closing, against payment of the purchase price therefor by wire transfer to the Company.

     3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Except as set forth in
          ---------------------------------------------
the SEC Documents (as defined below) or on Exhibit B to this Agreement (the
                                           ---------
"Schedule of Exceptions"), the Company hereby makes the following
 ----------------------
representations and warranties to the Purchasers:

          3.1  EXISTENCE; GOOD STANDING; COMPLIANCE WITH LAW. The Company and
               ---------------------------------------------
each of its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation. The Company and each of its subsidiaries is duly licensed or qualified to do business as a foreign corporation and is in good standing under the laws of each other jurisdiction in which the character of the respective properties owned or leased by it therein or in which the transaction of its respective business makes such qualification necessary, except for jurisdictions in which the failure to be so qualified or to be in good standing would not have a Material Adverse Effect (as defined below). As used in this Agreement, the term "Material Adverse Effect"
                                                     -----------------------
shall mean any change or effect that is or is likely to be
materially adverse to (a) the business, assets (including intangible assets), financial condition, results of operations or prospects of the Company and its subsidiaries taken as a whole, (b) the ability of the Company to pay or perform its obligations under the Transaction Documents (as hereinafter defined), or (c) the rights and remedies of the Purchasers under the Transaction Documents. The Company and each of its subsidiaries has all requisite corporate power and authority to own its respective properties and carry on its respective business as now conducted and as proposed to be conducted in the SEC Documents (as defined below). As used in this Agreement, the term "Transaction Documents"
                                                     ---------------------
shall mean and include this Agreement, the Shares, and all other documents, instruments and agreements delivered to the Purchasers in connection with this Agreement or such specified Transaction Documents.

          3.2  AUTHORITY; NO CONFLICT; REQUIRED FILINGS AND CONSENTS.  The
               -----------------------------------------------------
Company has all requisite corporate power and authority to enter into this Agreement and the other Transaction Documents and to consummate the transactions contemplated hereby including the issuance of the Shares. The execution and delivery of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes, and the other Transaction Documents when executed and delivered will constitute, valid and binding obligations of the Company, legally enforceable in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other laws of general application relating to or affecting enforcement of creditors' rights or as limited by the effect of general principles of equity upon the availability of equitable remedies. The Shares, when issued, sold and delivered in accordance with the terms of this Agreement, will be duly authorized and validly issued, fully paid and nonassessable and free of restrictions on transfer, other than restrictions on transfer under this Agreement and under applicable state and federal securities laws. The execution and delivery of this Agreement and the other Transaction Documents does not, and the consummation of the transactions contemplated hereby and thereby, including the issuance of the Shares will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any material obligation or to loss of a material benefit under (i) any provision of the Articles of Incorporation or Bylaws of the Company, or (ii) any mortgage, indenture, lease, or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or any of its subsidiaries or their respective properties or assets. No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental entity, shareholder or other third party is required by or with respect to the Company or any of its subsidiaries in connection with the execution and delivery of this Agreement and the other Transaction Documents by the Company or the consummation by the Company of the transactions contemplated hereby and thereby, including the issuance of the Shares, except (i) such consents, approvals, orders, authorizations, registration, declarations and filings as may be required under applicable state securities laws and the laws of any foreign country, and (ii) such other consents, authorizations, filings, approvals and registrations which if not obtained or made would not have a Material Adverse Effect.

          3.3  SEC DOCUMENTS.  The Company has furnished, or made available to
               -------------
counsel for Purchasers, a true and complete copy of each statement, report, registration statement and definitive proxy statement filed by the Company with the Securities and Exchange Commission ("SEC") since January 1, 1997 (the "SEC
                                         ---                               ---
Documents"), which are all the documents (other than preliminary material) that
---------
the Company was required to file with the SEC since such date. As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Securities Act of 1933, as amended (the "Securities
 ------------                                                    ----------
Act"), and none of the SEC Documents contained any untrue statement of a
---
material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein not misleading in light of the circumstances under which they were made, except to the extent corrected by a subsequently filed SEC Document. The financial statements of the Company included in the SEC Documents (the "Company Financial Statements")
                                            ----------------------------
comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) and fairly present the consolidated financial position of the Company and its consolidated subsidiaries as at the dates thereof and the consolidated results of operations, shareholders' equity and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, recurring audit adjustments). Except as disclosed in the SEC Documents or in the Schedule of Exceptions, or except as contemplated by this Agreement or on account of the transactions contemplated hereby, since September 30, 1998 there has not been any material adverse change in the results of operations, financial condition, assets, business or prospects of the Company and its subsidiaries taken as a whole.

          3.4  UNDISCLOSED LIABILITIES.  The Company does not have any
               -----------------------
liabilities, either accrued, absolute, contingent or otherwise, which are not reflected or provided for in the Company Financial Statements except those arising after June 27, 1998 which are in the ordinary course of business and which, in the aggregate, would not have a Material Adverse Effect.

          3.5  COMPLETE COPIES OF MATERIALS.  The Company has delivered or made
               ----------------------------
available true and complete copies of each document that has been requested by the Purchasers or representatives of the Purchasers.

          3.6  CAPITALIZATION.  The Company has authorized capital stock of
               --------------
50,000,000 shares of Common Stock, $0.01 par value and 2,000,000 shares of Preferred Stock, $0.01 par value. As of the close of business on September 15, 1998, 24,487,557 shares of Common Stock and no shares of Preferred Stock were issued and outstanding. There are no outstanding rights, warrants, options, subscriptions, agreements or commitments giving anyone any right to require the Company to sell or issue any capital stock or other securities, except that as of the close of business on September 15, 1998, the Company had issued and outstanding options under present or former option plans which may be exercised to purchase an aggregate of 3,548,654 shares of the Company's Common Stock and the Company had reserved shares for issuance pursuant to stock option and purchase plans described in its SEC Documents. All outstanding securities of the Company were issued in compliance with applicable federal and state securities laws.

          3.7  LITIGATION.  There is no action, suit, proceeding, claim,
               ----------
arbitration or investigation (each, an "Action") pending or, to the Company's
                                        ------
best knowledge, currently threatened against the Company that questions the validity of the Transaction Documents or the right of the Company to enter into them, or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in a Material Adverse Effect, or any change in the current equity ownership of the company, nor is the Company aware of any Action against any officer or director of the Company, and the Company is not aware of any basis for any of the foregoing. The Company is not a party to or named in or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no Action by the Company currently pending or which the Company intends to initiate.

          3.8  INTELLECTUAL PROPERTY.  To its best knowledge, the Company owns,
               ---------------------
leases, licenses or otherwise possesses the legal rights to use all Intellectual Property (as defined below) necessary for its business as now conducted without any conflict with, or infringement of, the rights of others. The Company has not received any communications alleging that the Company has violated or, by conducting its business as now conducted, would interfere with, infringe upon or misappropriate any Intellectual Property of any other person or entity, nor is the Company aware of any such violation. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interest of the Company or that would conflict with the Company's business as now conducted. Neither the execution or delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will, to the best of the Company's knowledge, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant or instrument under which any such employee is now obligated. The Company does not believe it is or will be necessary to use any inventions of any of its employees (or persons it currently intends to hire) made prior to their employment by the Company. To the best knowledge of the Company, no third party has interfered with, infringed upon or misappropriated any Intellectual Property rights of the Company, except for interferences, infringements and misappropriations which would not individually or in the aggregate have a Material Adverse Effect.

               As used in this Agreement, "Intellectual Property" means (i) all worldwide inventions and discoveries (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions and reexaminations thereof, (ii) all trademarks, service marks, trade dress, logos, trade names and corporate names, together with all translations, adaptations, derivations and combinations thereof and including all goodwill associated therewith, and all applications, registrations, renewals and derivatives in connection therewith,
(iii) all copyrightable works, all copyrights and all applications, registrations and renewals in connection therewith, (iv) all mask works and all applications, registrations and renewals in connection therewith, (v) all know-how, trade secrets and confidential business information, whether patentable or unpatentable and whether or not reduced to practice (including know-how, formulas, compositions, technical data, designs, drawings and specifications), (vi) all copies and tangible embodiments thereof (in whatever form or medium) and (vii) all licenses and agreements in connection with the foregoing.

          3.9  COMPLIANCE WITH OTHER INSTRUMENTS; LAWS.
               ---------------------------------------

               (a) The Company is not in violation or default of (i) any provisions of its Articles of Incorporation or Bylaws, (ii) any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or to which its assets are subject, or (iii) any provision of any domestic (foreign, state or local) or foreign law, statute, rule, regulation applicable to it or any of its assets or properties (including Environmental Laws (as defined below)) except to the extent that each such violation or default does not, individually or in the aggregate, result in a Material Adverse Effect.

                    For purposes of this Agreement, "Environmental Laws" means, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. (S)(S) 9601, et seq.; the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. (S)(S) 11001, et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. (S)(S) 6901, et seq.; the Toxic Substances Control Act, 15 U.S.C. (S)(S) 2601, et seq.; the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. (S)(S) 136, et seq.; the Clean Air Act, 42 U.S.C. (S)(S) 7401, et seq.; the Clean Water Act (Federal Water Pollution Control Act), 33 U.S.C. (S)(S) 1251, et seq.; the Safe Drinking Water Act, 42 U.S.C. (S)(S) 300f, et seq.; the Occupational Safety and Health Act, 29 U.S.C. (S)(S) 641, et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. (S)(S) 1801, et seq.; as any of the above statutes have been or may be amended from time to time, all rules and regulations promulgated pursuant to any of the above statutes, and any other foreign, federal, state or local law, statute, ordinance, rule or regulation governing environmental matters, as the same have been or may be amended from time to time, including any common law cause of action providing any right or remedy with respect to environmental matters, and all applicable judicial and administrative decisions, orders, and decrees relating to environmental matters.

               (b) The execution, delivery and performance of the Agreements and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture or non renewal of any permit, license, authorization or approval applicable to the Company, its business or operation or any of its assets or property, except to the extent that each such violation, conflict or default does not, individually or in the aggregate, result in a Material Adverse Effect.

          3.10 CHANGES.  Since June 27, 1998, there has not been:
               -------

               (a) any damage, destruction or loss, whether or not covered by insurance, resulting in a Material Adverse Effect;

               (b) any material change to a material contract or agreement by which the Company or any of its assets is bound or subject;

               (c) any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets, except in the ordinary course of business;

               (d) any transfer of a security interest in any of its material properties or assets, except liens for taxes not yet due or payable;

               (e) any loans or guarantees made by the Company to or for the benefit of its employees, officers, directors or shareholders or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

               (f) any declaration, setting aside or payment or other distribution in respect to any of the Company's capital stock, or any direct or indirect redemption, purchase, or other acquisition of any of such stock by the Company;

               (g) any waiver or compromise by the Company of a valuable right or of a material debt owed to it;

               (h) any satisfaction, discharge or payment of any obligation by the Company, except in the ordinary course of business and that does not, individually or in the aggregate, result in a Material Adverse Effect;

               (i) receipt of notice that there has been a loss of, or material order cancellation by, any major customer of the Company;

               (j) to the Company's best knowledge, any other event or condition of any character that, as of the Closing Date, has a Material Adverse Effect; or

               (k) any agreement, arrangement or commitment by the Company to do any of the things described in this Section 3.10.

     4.   REPRESENTATIONS AND WARRANTIES OF PURCHASERS. Each Purchaser,
          --------------------------------------------
severally and not jointly, represents and warrants to the Company as follows:

          4.1  AUTHORITY.  The Purchaser has all requisite corporate or
               ---------
partnership power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby has been duly authorized by all necessary corporate or partnership action on the part of the Purchaser. The Purchaser hereby represents and warrants to the Company that this Agreement, when executed and delivered by the Purchaser, will be valid and legally enforceable as to the Purchaser in accordance with the terms of this Agreement, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other laws of general application relating to or affecting enforcement of creditors' rights or as limited by the effect of general principles of equity upon the availability of equitable remedies.

          4.2. INVESTMENT REPRESENTATIONS; LEGENDS.
               -----------------------------------

               (a)  INVESTMENT REPRESENTATIONS. The Purchaser hereby
                    --------------------------
acknowledges its understanding that the Shares have not been registered under the Securities Act, and that they are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon the Purchaser's representations contained herein. Purchaser hereby represents and warrants to and agrees with the Company as follows:

                    (i)  KNOWLEDGE OF OFFER. It has carefully reviewed this
                         ------------------
Agreement. All matters relating to this Agreement have been discussed with it and explained to its satisfaction by the management of Company or persons acting on the Company's behalf. Nothing in the preceding sentence shall in any way limit the Company's representations and warranties made herein or pursuant hereto.

                    (ii) ABILITY TO BEAR ECONOMIC RISK. It is able to bear the
                         -----------------------------
economic risk of the investment represented by this Agreement.

                    (ii) KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS
                         --------------------------------------------------
MATTERS. It has such knowledge and experience in financial and business matters
-------
that it is capable of evaluating the merits and risk of the investment represented by this Agreement.

                    (iv) DETERMINATION OF SUITABILITY OF INVESTMENT. It has had
                         ------------------------------------------
the risk involved in the investment represented by this Agreement explained to it, it recognizes this risk, and it has determined that such investment is suitable for it in light of its financial circumstances and available investment opportunities.

                    (v)  LIMITATIONS ON DISPOSITION. It understands that it must
                         --------------------------
bear the economic risk of this investment indefinitely unless the Shares are registered pursuant to the Securities Act, or an exemption from such registration is available, and that the Company has no present intention of registering the Shares except as described in Section 7.1. It further understands that there is no assurance that any exemption from the Securities Act will be available with respect to the Shares, or if available, that such exemption will allow it to dispose of or otherwise transfer any or all of the Shares under the circumstances, in the amounts or at the times it might propose.

                    (vi) INVESTMENT PURPOSE. It is acquiring the Shares for its
                         ------------------
own account and not with a view toward the distribution thereof.

               (b)  LEGENDS.
                    -------

                    (i) Each certificate representing the Shares shall be stamped or otherwise imprinted with a legend substantially in the following form:

               "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT, A "NO ACTION" LETTER FROM

               THE SECURITIES AND EXCHANGE COMMISSION WITH RESPECT TO SUCH TRANSFER, A TRANSFER MEETING THE REQUIREMENTS OF RULE 144 OF THE SECURITIES AND EXCHANGE COMMISSION, OR AN OPINION OF COUNSEL TO THE ISSUER OR SUCH OTHER COUNSEL REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY SUCH TRANSFER IS EXEMPT FROM SUCH REGISTRATION, OR IN ACCORDANCE WITH THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER."

Notwithstanding the foregoing, such legend shall not be required, or if previously imposed shall be removed by the Company, from any stock certificate at such time as a registration statement under the Securities Act is in effect with respect to the legended security, or upon delivery to the Company of an opinion by counsel reasonably satisfactory to the Company, in form and substance reasonably satisfactory to the Company, to the effect that such security can be freely transferred without such registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Shares were issued.

                    (ii) Any certificates representing the Shares shall also bear any legend required by any applicable state securities law. Such legends shall be removed upon delivery to the Company of an opinion by counsel reasonably satisfactory to the Company, in form and substance reasonably satisfactory to the Company, to the effect that such security can be freely transferred without such legend.

     5.   CONDITIONS TO THE PURCHASERS' OBLIGATIONS AT THE CLOSING. The
          --------------------------------------------------------
Purchasers' obligation to purchase the Shares shall be subject to each of the following conditions having been fulfilled to the Purchasers' satisfaction on or before the Closing Date:

          5.1  REPRESENTATIONS AND WARRANTIES, PERFORMANCE OF OBLIGATIONS.  The
               ----------------------------------------------------------
representations and warranties made by the Company in Section 3 shall be true and correct on the Closing Date with the same effect as though made on and as of such date; there shall have been no material adverse change in the results of operation, financial condition, business, assets, or prospects of the Company and its subsidiaries taken as a whole since June 27, 1998; and the Company shall have performed all actions, met all conditions and satisfied all obligations required to be performed or satisfied by it under this Agreement on or prior to the Closing Date.

          5.2  ISSUANCE OF SHARES.  The Company shall have duly executed and
               ------------------
delivered instructions to the transfer agent for its Common Stock to issue certificates representing the Shares registered to each Purchaser in the applicable amounts.

          5.3  CORPORATE DOCUMENTS.  The Company shall have delivered to each
               -------------------
Purchaser such evidence of the Company's good standing and its authorization of this Agreement and the other Transaction Documents as the Purchasers or their counsel shall reasonably request.

          5.4  PURCHASER BOARD APPROVAL.  The Purchasers' respective Board of
               ------------------------
Directors shall have approved the execution, delivery and performance of this Agreement by the Purchasers.

          5.5  OPINION OF COUNSEL TO THE COMPANY.  The Purchasers shall have
               ---------------------------------
received from Venture Law Group, a Professional Corporation, counsel for the Company, an opinion letter addressed to it, dated the Closing Date, substantially the same, in form and content, as that attached as Exhibit C.
                                                                 ---------

          5.6  CONSENTS, PERMITS, AND WAIVERS.  The Company shall have obtained
               ------------------------------
any and all consents, permits, and waivers necessary or appropriate for consummation of the transactions pursuant to this Agreement.

          5.7  PURCHASE PERMITTED BY APPLICABLE LAW.  The purchase of the Shares
               ------------------------------------
on the Closing Date shall not be prohibited by any applicable law or governmental regulation.

          5.8  COMPLIANCE CERTIFICATE.  The President of the Company shall
               ----------------------
deliver to the Purchasers at the Closing a certificate stating that the conditions specified in Section 5.1 have been fulfilled and stating that there shall have been no material adverse change in the results of operations, financial condition, business, or prospects of the Company and its subsidiaries taken as a whole since June 27, 1998.

     6.   CONDITIONS TO THE COMPANY'S OBLIGATIONS AT THE CLOSING. The obligation
          ------------------------------------------------------
of the Company to issue and sell the Shares shall be subject to the following conditions, any of which may be waived by the Company, having been fulfilled on or before the Closing Date:

          6.1  REPRESENTATIONS AND WARRANTIES.  The representations and
               ------------------------------
warranties made by the Purchasers in Section 4 hereof shall be true and correct on the Closing Date with the same effect as though made on and as of such date.

          6.2  CONSENTS, PERMITS AND WAIVERS.  The Company shall have obtained
               -----------------------------
any and all consents, permits, and waivers necessary or appropriate for consummation of the transactions pursuant to this Agreement.

          6.3  PURCHASE PERMITTED BY APPLICABLE LAW.  The purchase of the Shares
               ------------------------------------
on the Closing Date shall not be prohibited by any applicable law or governmental regulation.

          6.4.  PURCHASE OF SHARES.  The Purchasers shall have paid the purchase
                ------------------
price for the Shares.

     7.   REGISTRATION REQUIREMENTS.
          -------------------------

          7.1  REGISTRATION RIGHTS.
               -------------------

               (a)  REGISTRATION STATEMENT.
                    ----------------------

                    (i) Within ninety (90) days of the Closing Date, the Company shall file a "shelf" registration statement under Rule 415 under the Securities Act (the "Registration Statement") with the SEC, for the sale by the
                     ----------------------
Purchasers of all of the Shares. The Company shall use its reasonable best efforts to have the registration statement declared effective and to maintain the effective of this registration statement until all underlying Shares either
(i) have been sold pursuant to the registration, or (ii) are salable in the public markets without volume restrictions under Rule 144.

                    (ii) The Company represents and warrants that on the date the Registration Statement becomes effective, the Registration Statement will comply in all material respects with the applicable requirements of the Securities Act and the rules thereunder; on the date of its effectiveness the Registration Statement (including any documents incorporated by reference therein) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, provided, however, that no representation is made by the Company with respect to written information furnished to the Company by or on behalf of the Purchasers specifically for inclusion in the Registration Statement; and the final prospectus contained in the Registration Statement, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b), such final prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading, provided, however, that no representation is made by the Company with respect to written information furnished to the Company by or on behalf of the Purchasers specifically for inclusion in such prospectus. The Company will promptly: (A) notify Purchasers when the Registration Statement is declared effective; and (B) notify Purchasers of any stop-order or similar proceeding by the SEC or any state securities authority.

                    (iii) The Company hereby covenants and agrees that (A) no other holder of the Company's securities (including convertible securities) other than transferees of the Purchasers is entitled to or shall be hereafter given the right to participate in any registration under this Section 7 whether by the exercise of a demand or "piggyback" registration right and (B) no other registration statement covering any other holder's securities shall be declared effective or maintained in effect during such time as the Registration Statement shall be effective.

               (b)  CONTINUING EFFECTIVENESS. The Company shall promptly prepare
                    ------------------------
and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement and keep the Registration Statement effective until all the Shares have been sold
                                               ------
pursuant thereto or until the Purchasers are able to dispose of their entire remaining ownership interest in the Shares in the United States public markets
                                    ------
in a single transaction under Rule 144 without invoking clause (e)(1)(ii) of Rule 144. The Company shall provide a transfer agent, registrar and CUSIP number with respect to all securities registered by such Registration Statement.

               (c) COPIES OF DOCUMENTS. The Company shall furnish to the
                   -------------------
Purchasers with respect to the Shares registered under the Registration
                               ------
Statement such number of copies of prospectuses and preliminary prospectuses and supplements in conformity with the requirements of the Securities Act and such other documents as Purchasers may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by Purchasers.

               (d) BLUE SKY LAWS. The Company shall use its best efforts to
                   -------------
register or qualify the Shares covered by such Registration Statements under
                        ------
such other securities or blue sky laws of such jurisdictions as the Purchasers shall reasonably request and do any and all other acts or things which may be necessary or desirable to enable the Purchasers to consummate the public sale or other disposition in such jurisdictions, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or file a general consent to service of process in any such jurisdictions.

               (e) AVAILABILITY OF INFORMATION. With a view to making available
                   ---------------------------
to Purchasers the benefits of Rule 144(d) promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit Purchasers to sell Shares to the public without registration, the Company hereby
                   ------
covenants and agrees, so long as either Purchasers owns any Shares to: (i) make
                                                            ------
and keep public information available, as those terms are understood and defined in Rule 144; (ii) file with the SEC in a timely manner all reports and other documents required of The Company under the Securities Act and the Exchange Act; and (iii) furnish to Purchasers (A) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, (B) a copy of the most recent annual or quarterly report of the Company, and (C) such other information as may be reasonably requested in order to avail Purchasers of any rule or regulation of the SEC that permits the selling of the Shares without registration.
               ------

               (f) EXPENSES. The Company shall bear all expenses in connection
                   --------
with the procedures set forth in Sections 7.1(a) through (e) above and the registration of the Shares pursuant to the Registration Statement, other than
                    ------
broker's commissions or discounts, transfer taxes, and fees and expenses, if any, of counsel or other advisors to the Purchasers.

               (g) ASSIGNMENT.  The right to sell Shares under the Registration
                   ----------                     ------
Statement will automatically be assigned to each permitted transferee of the Shares, and the provisions of Sections 7.1 and 7.2 hereof shall apply to such
------
transferee as if such transferee were a Purchaser hereunder; provided, however, that each such transferee acquires at least 250,000 Shares. In the event that it is necessary, in order to permit a transferee of any Shares to sell Shares
                                                        ------         ------
pursuant to the Registration Statement, to amend the Registration Statement to name such transferee, the Company shall, upon receipt of written notice from such transferee, make such amendment as soon as reasonably practicable.

          7.2  SHARES INDEMNIFICATION.
               ----------------------

               (a) DEFINITIONS.  For the purposes of this Section 7.2 the term
                   -----------
"Registration Statement" shall include any final prospectus, exhibit, supplement
-----------------------
or amendment included in or relating to and any document or information incorporated by reference in the Registration Statement referred to in Section
7.1.  As used in this Section 7.2, the term "untrue statement" shall include any
                                             ----------------
untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (b) THE COMPANY'S INDEMNITY. The Company agrees to indemnify and
                   -----------------------
hold harmless each Purchaser, each of its officers, directors, partners, advisors, each person controlling such Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the officers, directors, agents or employees of such controlling person, each underwriter, if any, and each person controlling any such underwriter within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act and the officers, directors, agents or employees of such controlling person, from and against any and all expenses, losses, claims, damages or liabilities (or actions, proceedings or settlements in respect thereof) to which such persons may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions, proceedings or settlements in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or arise out of, or are based upon, any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of any failure by the Company to fulfill any undertaking included in the Registration Statement or arise out of any violation by the Company of the Securities Act or the Exchange Act or any rule or regulation thereunder applicable to the Company with respect to the Registration Statement and relating to action or inaction required of the Company, and will reimburse each such Purchaser, each of its officers, directors, partners, advisors, each person controlling such Purchaser, each underwriter, and each person controlling any such underwriter, for any legal and other expenses reasonably incurred in connection with investigating and defending or settling any such expense, claim, loss, damage or liability; provided, however, that the Company shall not be liable in any such case to the extent that such expense, loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser specifically for inclusion in the Registration Statement, or any untrue statement in any prospectus that is corrected in any subsequent prospectus that was delivered to the Purchaser at least five (5) business days prior to the pertinent sale or sales by such Purchaser.

               (c) PURCHASERS' INDEMNITY. Each Purchaser agrees to indemnify and
                   ---------------------
hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the officers, directors, agents or employees of such controlling person, each officer of the Company who signs the Registration Statement and each director of the Company) and each other Purchaser from and against any losses, claims, damages or liabilities (including reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim) to which the Company (or any such officer, director or controlling person) or each other Purchaser may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement on the effective date thereof if such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of such Purchaser specifically for inclusion in the Registration Statement; provided, however, such Purchaser shall not be liable in any such case to the extent that such loss, claims, damage or liability arises out of, or is based upon, an untrue statement made in reliance upon and in conformity with written information furnished by or on behalf of such Purchaser, if such information is corrected and written notice of such correction is delivered to the Company at least five (5) business days prior to the pertinent sale or sales. The Purchasers' obligation to indemnify the Company and each other Purchaser hereunder shall be limited to the total amount of the net proceeds received by such Purchaser from the sales of the Shares to which the loss relates pursuant to the Registration Statement and provided, further, that the indemnity agreement contained in this Section 7.2(c) shall not apply to amounts paid in settlement or any loss, claim, damage of liability if such settlement is effected without the consent of the Purchasers (which consent shall not be unreasonably withheld).

               (d) NOTICE OF CLAIM AND REPRESENTATION. Promptly after receipt by
                   ----------------------------------
any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to sought against an indemnifying person pursuant to this Section 7.2, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and such indemnifying person shall have been notified thereof, such indemnifying person shall be entitled to participate therein, and, to the extent it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however,
                                                           --------  -------
that if there exists a conflict of interest, or should one develop, that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person (together with all other indemnified persons that may be represented without conflict by one counsel) shall be entitled to retain its own counsel at the expense of such indemnifying person. The failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 7.2 to the extent such failure is not prejudicial. No indemnifying party, in the defense of any claim or litigation, shall, except with the consent of each indemnified party, consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

               (e)  CONTRIBUTION OBLIGATION. If the indemnification provided for
                    -----------------------
in this Section 7.2 is unavailable under state or federal law to an indemnified person hereunder in respect to any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to herein, then the indemnifying person, in lieu of indemnifying such indemnified person, shall contribute to the amount paid or payable by such indemnified person as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Company and the applicable Purchaser(s) in connection with the untrue or alleged untrue statements of material fact or omissions or alleged omissions to state a material fact which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the applicable Purchaser(s) shall be determined by reference to, among other things, whether the untrue or alleged untrue statements of material fact or omissions or alleged omissions to state a material fact relate to information supplied by the Company or by the applicable Purchaser(s) and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages or liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The Company and the Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7.2(e) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to herein. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the foregoing, any Purchaser's obligation to contribute hereunder shall be limited to the total amount of net proceeds received by such Purchaser from the sale of the Shares to which the loss relates pursuant to the Registration Statement.

     8.   AFFIRMATIVE COVENANTS OF THE COMPANY.
          ------------------------------------

          8.1  INFORMATION COVENANTS.
               ---------------------

               (a)  FINANCIAL INFORMATION. The Company will furnish the
                    ---------------------
Purchasers promptly after they are sent, made available or filed, copies of all reports, proxy statements and financial statements that the Company sends or makes available to its shareholders and, within ten (10) days of filing, all registration statements and reports that the Company files with the SEC, including 10-Q, 10-K and 8-K reports, or with any other governmental authority where such registration statements and reports may be filed.

               (b)  INFORMATION CONFIDENTIAL. Each Purchaser acknowledges that
                    ------------------------
the information received by it pursuant hereto is confidential and for such Purchaser's use only, and it will not use such information in violation of the Exchange Act or reproduce, disclose, or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information, and its attorneys), except in connection with the exercise of rights under this Agreement unless (i) the Purchaser is required to disclose such information by a governmental or regulatory body, (ii) such information is or becomes generally available to the public other than as a result of a disclosure by the Purchaser, (iii) such information is or becomes available on a non-confidential basis from a source other than the Company provided that such source is not bound by a confidentiality agreement with the Company known to the Purchaser, or (iv) such information is disclosed to any actual or prospective assignee of the Shares, provided such person has executed in favor of the Company a confidentiality agreement containing terms substantially identical to this section.

     9.   MISCELLANEOUS.
          -------------

          9.1  SURVIVAL OF REPRESENTATIONS AND WARRANTIES.  The representations
               ------------------------------------------
and warranties made by the Purchasers and the Company in this Agreement and the respective obligations of each party, to be performed on the terms hereof at, prior to, or after the Closing Date hereunder, shall not expire with, or be terminated, or extinguished by, such Closing on the Closing Date. All statements as to factual matters contained in any certificate, exhibit or other instrument delivered by or on behalf of the Company pursuant hereto or in connection with the transactions contemplated hereby shall be deemed to be the representations and warranties of the Company hereunder as of the date of such certificate or instrument.

          9.2  EXPENSES.  The Company shall, upon request, pay all of the
               --------
reasonable legal fees of a single counsel selected by the Purchasers in connection with the preparation, execution and delivery of the Agreement and the related documents against presentation of itemized invoices detailing services rendered, up to a maximum of $10,000. The Company shall pay upon request against presentation of itemized invoices detailing services rendered, all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by the Purchasers in the enforcement or attempt to enforce any covenant of the Company under this Agreement or any other Transaction Document which is not performed as and when required by such document.

          9.3  MODIFICATION; WAIVER.  No modification or waiver of any provision
               --------------------
of this Agreement shall be effective unless in writing and approved by the Company and the Purchasers. Upon the effectuation of each waiver, consent, agreement of amendment or modification, the Company promptly shall give written notice thereof to the Purchasers as provided in Section 9.4 of this Agreement.

          9.4  NOTICES.  Any notice, demand or report herein required or
               -------
permitted to be given shall be deemed given upon personal delivery, upon the transmittal thereof if made by telecopy with confirmed transmission receipt or upon the third business day following mailing by certified first class mail postage prepaid and addressed to the parties as follows: If to the Company, to its principal executive offices at 21300 Victory Blvd., Suite 1200 Woodland Hills, CA 91367, if to the Purchasers, to the address set forth on Exhibit A to
                                                                    ---------
this Agreement, or to such other single place as any single addressee shall designate by written notice to the other addressees.

          9.5  SUCCESSORS AND ASSIGNS.  All covenants and agreements of the
               ----------------------
parties contained in this Agreement shall be binding upon and inure to the benefit of their respective successors and permitted assigns. Except for an assignment by operation of law in connection with a merger or consolidation involving the Company, the Company may not assign or transfer any of its rights or obligations under any Transaction Document without the prior written consent of the Purchasers. Any purported assignment in violation of this section shall be void.

          9.6  GOVERNING LAW.  This Agreement shall in all respects be governed
               -------------
by the laws of the State of California, United States of America as such laws are applied to agreements between California residents entered into and to be performed entirely within California without reference to rules of conflicts of laws.

          9.7  ENTIRE AGREEMENT.  This Agreement and the other documents
               ----------------
delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

          9.8  CALIFORNIA QUALIFICATION.  THE SALE OF THE SECURITIES WHICH ARE
               ------------------------
THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES WITH RESPECT TO SUCH SECURITIES ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

          9.9  COUNTERPARTS.  This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          9.10 DELAYS OR OMISSIONS.  It is agreed that no delay or omission to
               -------------------
exercise any rights, power, or remedy accruing to either party, upon any breach or default of the other party under this Agreement, shall impair any such rights, power, or remedy, nor shall it be construed to be a waiver of any such breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on a party's part of any breach or default under this Agreement, or any waiver on a party's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing, and that all remedies, either under this Agreement or by law or otherwise afforded to such party, shall be cumulative and not alternative.

          9.11 SEVERABILITY.  If any provision in this Agreement or any other
               ------------
Transaction Document is found or held to be invalid or unenforceable, then the meaning of such provision shall be construed, to the extent feasible, so as to render the provision enforceable, and if no feasible interpretation would save such provision, it shall be severed from the remainder of such document which shall remain in full force and effect unless the severed provision is essential and material to the rights or benefits received by any party. In such event, the parties shall use their best efforts to negotiate, in good faith, a substitute, valid and enforceable provision or agreement which most nearly effects their intent in entering into this Agreement or such other Transaction Document, as appropriate.

                           [Signature Page Follows]

 The foregoing Agreement is hereby executed as of the date first above written.


                                   VERTEL CORPORATION


                                   By:_______________________________________

                                   Title:____________________________________



                                   SIERRA VENTURES __, L.P.

                                   By S.V. Associates __, L.P.,
                                   Its General Partner


                                   By:_______________________________________
                                        Jeffrey M. Drazan,
                                        a General Partner



                                   PEQUOT PRIVATE EQUITY FUND, L.P.
                                   By:  Dawson-Samberg Capital Mgmt., Inc.,
                                        Investment Advisor


                                   By:_______________________________________



                                   PEQUOT OFFSHORE PRIVATE EQUITY FUND, INC.

                                   By:  Dawson-Samberg Capital Mgmt., Inc.,
                                        Investment Advisor


                                   By:_______________________________________


              [SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT]

                                   EXHIBIT A
                            SCHEDULE OF PURCHASERS
                            ----------------------

                                                                             Price              Aggregate
Name                                              Number of Shares         per Share          Purchase Price
----                                              ----------------         ---------          --------------
Sierra Ventures V, L.P.                                  1,000,000             $1.50           $1,500,000.00
   3000 Sand Hill Road
   Building 4, Suite 210
   Menlo Park, CA  94025
   Attention:  Jeff Drazan

Pequot Private Equity Fund, L.P.                           887,618             $1.50           $1,331,427.00
   c/o Dawson-Samberg Capital
   Management, Inc.
   354 Pequot Avenue.
   Southport, CT  06490
   Attention:  Amiel Peretz

Pequot Offshore Private Equity Fund, L.P.                  112,382             $1.50           $  168,573.00
   c/o Dawson-Samberg Capital
   Management, Inc.
   354 Pequot Avenue.
   Southport, CT  06490
   Attention:  Amiel Peretz

                                     -A1-

                                   EXHIBIT B
                            SCHEDULE OF EXCEPTIONS
                            ----------------------



                                     none

                                     -B1-

                                   EXHIBIT C

                      LEGAL OPINION OF VENTURE LAW GROUP
                      ----------------------------------



                              September 29, 1998



To the Persons Listed
on Attachment A hereto

Ladies and Gentlemen:

     We have acted as counsel for Vertel Corporation, a California corporation (the "Company"), in connection with the sale by the Company to you of an
      -------
aggregate of 2,000,000 shares of the Company's Common Stock (the "Shares"),
                                                                  ------
pursuant to the Common Stock Purchase Agreement (the "Purchase Agreement") dated
                                                      ------------------
September 29, 1998 among the Company and the persons listed on Exhibit A
                                                               ---------
thereto. This opinion is given to you in compliance with Section 5.5 of the Purchase Agreement. Unless defined herein, capitalized terms have the meaning given them in the Agreement.

     In rendering this opinion, we have made such legal and factual examinations and inquiries as we have deemed advisable or necessary for the purpose of rendering this opinion. In addition, we have examined originals or copies of documents, corporate records and other writings which we consider relevant for the purposes of this opinion. In such examination we have assumed the genuineness of all signatures on original documents, the conformity to original documents of all copies submitted to us and the due execution and delivery of all documents where due execution and delivery are a prerequisite to the effectiveness thereof. In making our examination of documents executed by entities other than the Company, we have assumed that each other entity had the power to enter into and perform all its obligations thereunder and we also have assumed the due authorization by each such other entity of all requisite actions and the due execution and delivery of such documents by each such other entity.

     Whenever our opinion herein with respect to the existence or absence of facts is indicated to be based on our knowledge or belief, it is intended to signify that in the course of our representation of the Company in connection with the transactions referred to in the first paragraph hereof, no information has come to the attention of Craig Johnson, Elias Blawie, Mark Silverman or Sanjay Khare that would give them actual knowledge of the existence or absence of such facts. We have not undertaken any independent investigation to determine the existence or absence of such facts, and no inference as to our knowledge of the existence or absence of such facts should be drawn from the fact of our representation of the Company.

                                     -B1-

     In rendering the opinion set forth in paragraph (a) below, we have relied exclusively on the Certificate of Gordon Almquist, Chief Financial Officer of the Company (the "Opinion Certificate"), except as to the Company's good
                  -------------------
standing in the State of California, as to which opinion, we have relied on the certificates of the California Secretary of State and Franchise Tax Board.

     In rendering the opinion set forth in paragraph (c) below to the extent they relate to the status of the capitalization of the Company, we have relied without further investigation on statements in the Opinion Certificate relating to the capitalization of the Company.

     In rendering our opinion set forth in paragraphs (d) or (g) below, we are assuming that the Shares being issued to you are at a price not less than the "greater of book or market value" as specified in Part III, Section 5(i)1(d) of Schedule D of the Bylaws of the National Association of Securities Dealers, Inc.

     In rendering the opinion expressed in paragraph (h) below, we have assumed and express no opinion with respect to the following: (i) that the representations and warranties of the Purchaser set forth in the Agreement are true and complete; and (ii) the accuracy and completeness of the information provided by the Company to the Purchaser in connection with such offer and sale. We have also assumed the accuracy of, and have relied upon, the Company's representations to us that the Company has made no offer to sell the Securities by means of any "general solicitation," as defined in Regulation D under the
                 --------------------
Securities Act or the "publication of any advertisement" (as defined under the
                       --------------------------------
California Corporate Securities Act of 1968, as amended, and the regulations thereunder) and that no offer or sale of the Shares has been made or will be made in any states other than California.

     The opinions hereinafter expressed are subject to the following further qualifications:

          (i) Our opinions are qualified by the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally, including, without limitation, laws relating to fraudulent transfers or conveyances, preferences and equitable subordination;

          (ii) Our opinions are qualified by the limitations imposed by general principles of equity upon the availability of equitable remedies or the enforcement of provisions of the Agreement; and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate the implied covenant of good faith and fair dealing, or would be commercially unreasonable, or where their breach is not material;

          (iii) A requirement that provisions of the Agreement may only be waived in writing will not be enforced to the extent an oral agreement has been executed modifying provisions of the Agreement;

                                     -B2-

          (iv) Our opinion is based upon current statutes, rules, regulations, cases and official interpretive opinions, and it covers certain items that are not directly or definitively addressed by such authorities;

          (v) The effect of judicial decisions which may permit the introduction of extrinsic evidence to modify the terms or the interpretation of the Agreement;

          (vi) The enforceability of provisions of the Agreement providing for arbitration of disputes to the extent that arbitration of a particular dispute would be against public policy;

          (vii) The enforceability of provisions of the Agreement which purport to establish evidentiary standards or to make determinations conclusive;

          (viii) The enforceability of provisions of the Agreement which purport to establish particular courts as the forum for the adjudication of any controversy relating to the Agreement;

          (ix) The enforceability of provisions of the Agreement expressly or by implication waiving broadly or vaguely stated rights, or waiving rights granted by law where such waivers are against public policy;

          (x) The enforceability of provisions of the Agreement providing that rights or remedies are not exclusive, that every right or remedy is cumulative, or that the election of a particular remedy or remedies does not preclude recourse to one or more other remedies.

          (xi) We express no opinion as to compliance with applicable antifraud statutes, rules or regulations of applicable state and federal laws concerning the issuance or sale of securities; and

          (xii) We express no opinion as to the enforceability of provisions in the Agreement purporting to provide for indemnification and contribution to the extent the provisions thereof may be subject to limitations of public policy and the effect of applicable statutes and judicial decisions.

          Based upon and subject to the foregoing, and except as set forth in the Company's Schedule of Exceptions, we are of the opinion that:

     (a) The Company is a corporation duly organized and existing under the laws of the State of California, and is in good standing under such laws. The Company has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted. The Company is qualified to do business as a foreign corporation in each state in which the failure to be so qualified would have a material adverse effect on the Company.

                                     -B3-

     (b) The Company has the requisite corporate power to execute and deliver the Agreement, to sell and issue the Shares thereunder, and to carry out and perform its obligations under the terms of the Agreement.

     (c) The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, par value $0.01 per share, 24,487,557 of which were issued and outstanding on September 15, 1998, and 2,000,000 shares of Preferred Stock, par value $0.01 per share, none of which are issued and outstanding prior to the Closing. All of such issued and outstanding shares are validly issued, fully paid and nonassessable. The Company has reserved 2,000,000 shares of Common Stock for issuance pursuant to the Agreement. As of the close of business on September 15, 1998 there were options outstanding under present or former option plans which may be exercised to purchase an aggregate of 3,548,654 shares of the Company's Common Stock. All outstanding securities of the Company were issued in compliance with applicable federal and state securities laws. To our knowledge, except as described above and shares reserved pursuant to the Company's stock option and purchase plans described in the Company's SEC Documents, there are no preemptive rights, options or warrants or other conversion privileges or rights presently outstanding to purchase any of the authorized but unissued stock of the Company.

     (d) All corporate action on the part of the Company, its directors and shareholders necessary for the authorization, execution, delivery and performance of the Agreement by the Company, the authorization, sale, issuance and delivery of the Shares and the performance of all of the Company's obligations under the Agreement, has been taken. The Agreement constitutes a valid and binding obligation of the Company enforceable in accordance with its terms. The Shares have been validly issued, and are fully paid and nonassessable and have the rights, preferences and privileges described in the Company's Articles of Incorporation.

     (e) To our knowledge, the execution, delivery and performance of and compliance with the Agreement, and the issuance of the Shares have not resulted and will not result in any material violation of, or conflict with, or constitute a material default under, (i) the Company's Articles of Incorporation or Bylaws, or (ii) any statute, rule or regulation or any judgment or order known to us of Federal or California law to which the Company is a party, or by which the Company is bound.

     (f) To our knowledge, there are no actions, suits, proceedings or investigations pending or threatened against the Company, or its properties before any court or governmental agency that, either in any case or in the aggregate, might result in any materially adverse change in the business or financial condition of the Company, its properties or assets or its prospects as described in the SEC Documents, or in any material impairment of the right or ability of the Company to carry on its business as now conducted or as proposed to be conducted in the SEC Documents or in any material liability on the part of the Company, and none that questions the validity of the Agreement or any action taken or to be taken in connection therewith.

     (g) No consent, approval or authorization of or designation, declaration or filing with, any governmental authority or shareholder on the part of the Company is required in connection with the valid execution and delivery of the Agreement, or the offer, sale or issuance of the

                                     -B4-

Shares, or the consummation of any other transaction contemplated by the Agreement, except the notice filing required by Section 25102(f) of the California Corporate Securities Law of 1968, as amended.

     (h) The offer, sale and issuance of the Shares to be issued in conformity with the terms of the Purchase Agreement, constitutes a transaction exempt from the registration requirements of Section 5 of the Securities Act by virtue of
Section 4(2) thereof and exempt from the qualification requirements of the California Corporate Securities Law of 1968, as amended.

     We express no opinion as to matters governed by any laws other than the laws of the State of California and the federal law of the United States of America. We express no opinion as to whether the laws of any particular jurisdiction apply, and no opinion to the extent that the laws of any jurisdiction other than those identified above are applicable to the Agreement or the transactions contemplated thereby.

     This opinion is furnished to you pursuant to Section 5.5 of the Purchase Agreement and is solely for your benefit and may not be relied on by, nor may copies be delivered to, any other person without our prior written consent. We assume no obligation to inform you of any facts, circumstances, events or changes in the law that may hereafter be brought to our attention that may alter, affect or modify the opinion expressed herein.

                              Sincerely,

                              VENTURE LAW GROUP,
                              A Professional Corporation

EJB

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